EXHIBIT 23.1      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10- KSB, into the Company's previously filed Registration Statement, File No. 333-60169.



                                                         /s/ ARTHUR ANDERSEN LLP
                                                         -----------------------


Columbus, Ohio,
April 15, 1999.